HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-72042             HV-5776      PremierSolutions (Cornerstone)

Supplement dated May 25, 2010 to your Prospectus

FUND CLOSURE:

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IB

Hartford Total Return Bond HLS Fund – IB share class of the Fund is closed to Contracts issued on or after June 1, 2010.  For Contracts issued prior to June 1, 2010, Plan Participants may continue to hold, buy, sell or exchange their existing Hartford Total Return Bond HLS Fund – IB share class, provided that the Fund was available to and selected by the Contract Owner prior to June 1, 2010.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.